AMG BBH Asset-Backed Credit Fund, LLC

Schedule of Portfolio Investments (unaudited)

As of June 30, 2026

Description	Initial Acquisition Date	Par Value/ Shares/ Notional	Cost	Value	% of net assets
Investments at value
Asset-Backed Securities
United States
BHG Owner Loan Trust, Series 2026-1CON Certificates (1) (2)	05/22/2026	13,567	$7,599,777	$7,599,777	49.64
Oxford Finance LLC, Class R Subordinate Note (1) (2) (3)	05/26/2026	4,748,554	4,748,554	4,486,847	29.31

Total United States		4,762,121	12,348,331	12,086,624	78.95

Total Asset-Backed Securities		4,762,121	12,348,331	12,086,624	78.95

Private Equity
United States
Grove East JV, LLC (1) (2)	06/25/2026	1,400,000	1,400,000	1,400,000	9.15
Rowlett JV, LLC (1) (2)	06/25/2026	1,400,000	1,400,000	1,400,000	9.15

Total United States		2,800,000	2,800,000	2,800,000	18.29

Total Private Equity		2,800,000	2,800,000	2,800,000	18.29

Investment in time deposits, at fair value
JPMorgan Chase, New York, 3.62%, 07/01/2026		450,385	450,385	450,385	2.94

Total investment in time deposits, at fair value		450,385	450,385	450,385	2.94

Total investments at value			$15,598,716	15,337,009	100.18

Other assets, less liabilities				(28,280)	(0.18)

Net Assets				$15,308,729	100.00

(1)	This security is restricted and not available for resale.
(2)	The investment’s value was determined using significant unobservable inputs.
(3)	The Fund committed $7,300,000, of which $2,551,446 is unfunded.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2026:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Assets
Investments at value
Asset-Backed Securities	$—	$—	$12,086,624	$—	$12,086,624
Private Equity	—	—	2,800,000	—	2,800,000
Investment in time deposits	—	450,385	—	—	450,385

Total investments at value	$—	$450,385	$14,886,624	$—	$15,337,009

AMG BBH Asset-Backed Credit Fund, LLC

Schedule of Portfolio Investments (unaudited) (continued)

As of June 30, 2026

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period from April 1, 2026 through June 30, 2026:

	Asset-Backed Securities	Private Equity
Balance as of April 1, 2026	$—	$—
Purchases	12,348,331	2,800,000
Sales/Paydowns	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	(261,707)	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of June 30, 2026	$12,086,624	$2,800,000

The following table provides quantitative information about the significant unobservable inputs for Level 3 investments as of June 30, 2026:

Investment	Fair Value	Valuation Technique	Unobservable Inputs	Range	Impact to Valuation from an Increase in Input (a)
Asset-Backed Securities	$4,486,847	Income approach - Discounted cash flow analysis	Discount Rate	18.51% - 20.51%	Decrease
Asset-Backed Securities	$7,599,777	Cost	Transaction Price	N/A	Increase
Private Equity	$2,800,000	Cost	Transaction Price	N/A	Increase

Total Level 3 Investments	$14,886,624

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

AMG BBH Asset-Backed Credit Fund, LLC

Notes to the Schedule of Portfolio Investments (unaudited)

June 30, 2026

Valuation of Investments

The Fund’s portfolio investments are valued based on an evaluation of fair value, pursuant to procedures established by the Adviser and under the general supervision of the Fund’s Board of Directors (the “Board”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Adviser’s fair value determinations.

Investments in open-end registered investment companies are valued at their end of day NAV per share.

Debt instruments, such as fixed income securities, and residual equity interests are valued based on the mid- or last- trade price. Other debt instruments including but not limited to government bonds and structured products are valued at the mid-price. The prices of debt instruments, residual equity interests and private equity investments may be obtained from a third-party pricing service, broker or dealer. The Fund uses a third-party valuation provider to perform quarterly independent valuations of the debt investments and residual equity interests. Valuations received from the independent valuation providers are reviewed to ensure the valuations are in accordance with all relevant valuation and accounting standards. The estimated valuations of the debt investments, residual equity interests and private equity investments provided by independent valuation providers may be adjusted by the Adviser, provided there is material evidence and there is sufficient supporting documentation that fair value can be reliably estimated. The quarterly valuations will be used as the basis for monthly valuations, with adjustments made as necessary.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost.

The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports summarizing fair value activity, material fair value matters that occurred during the quarter, as applicable, and outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Adviser’s process for determining the fair value of the Fund’s investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, broker quoted securities, fair valued securities with observable inputs)

AMG BBH Asset-Backed Credit Fund, LLC

Notes to the Schedule of Portfolio Investments (unaudited) (continued)

June 30, 2026

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

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